

HIGHPEAK ENERGY

Investor Presentation – February 2020

Disclaimer

FORWARD-LOOKING STATEMENTS

The information in this presentation and in any oral statements made in connection herewith include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'). All statements, other than statements of present or historical fact included in this presentation, regarding the proposed merger of Pure Acquisition Merger Sub, Inc. ("MergerSub"), a Delaware corporation and wholly owned subsidiary of HighPeak Energy, Inc. ("HighPeak"), a Delaware corporation and wholly owned subsidiary of Pure Acquisition Corp., a Delaware corporation ("Pure"), into Pure and the proposed contribution of the partnership interests in HPK Energy, LP, a Delaware limited partnership ("HPK"), to HighPeak. HighPeak's and Pure's ability to consummate the transaction, including raising an adequate amount of equity and debt financing, the benefits of the transaction and HighPeak's future financial performance following the transaction, as well as Pure's and HighPeak's strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management of HighPeak and Pure are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words "could," "should," "will," "may," "believe," "anticipate," "intend," "estimate," "expect," "project," the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, HighPeak and Pure disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. HighPeak and Pure caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either HighPeak or Pure, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, commodity price volatility, low prices for oil and/or natural gas, global economic conditions, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, certificates related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production, reductions in cash flow, lack of access to capital, HighPeak's or Pure's ability to satisfy future cash obligations, restrictions in existing or future debt agreements, the timing of development expenditures, managing growth and integration of acquisitions, failure to realize expected value creation from property acquisitions, title defects and limited control over non-operated properties. Should one or more of the risks or uncertainties described in this presentation and the oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Pure's and HighPeak's expectations and projections can be found in Pure's periodic filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Pure's SEC Filings are available publicly on the SEC's website at www.sec.gov.

No Offer or Solicitation

This presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Information For Investors and Stockholders

In connection with the proposed business combination, HighPeak will file with the SEC a registration statement on Form S-4, which will include a prospectus of HighPeak and a proxy statement of Pure. Pure and HighPeak also plan to file other documents with the SEC regarding the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to the shareholders of Pure. INVESTORS AND SHAREHOLDERS OF PURE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Pure and HighPeak once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement/prospectus by directing a request to: Pure Acquisition Corp., 421 W. 3rd St., Suite 1000, Fort Worth, Texas 76102, email: IR@highpeakenergy.com, Attn: Investor Relations.

Participants in the Solicitation

Pure, HighPeak and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Pure's shareholders in connection with the proposed transactions. Information about the directors and executive officers of Pure is set forth in Pure's Annual Report on Form 10-K which was filed with the SEC on February 8, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Additional Information About the Business Combination and Where to Find It

In connection with the proposed business combination, HighPeak will file a registration statement on Form S-4 and the related proxy statement/prospectus with the SEC. Additionally, Pure and HighPeak will file other relevant materials with the SEC in connection with the proposed merger of MergerSub into Pure and the proposed contribution of the partnership interests in HPK to HighPeak. The materials to be filed by Pure and HighPeak with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov. Investors and security holders of Pure are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination.

Pure, HighPeak and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies of Pure's shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Pure's executive officers and directors in the solicitation by reading Pure's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Pure's and HighPeak's participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available.

RESERVE INFORMATION

Reserve engineering is a process of estimating underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions could impact either HighPeak's or Pure's strategy and change the schedule of any further production and development drilling. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered. Estimated Ultimate Recoveries, or "EURs," refers to estimates of the sum of total gross remaining proved reserves per well as of a given date and cumulative production prior to such given date for developed wells. These quantities do not necessarily constitute or represent reserves as defined by the SEC and are not intended to be representative of all anticipated future well results.

This presentation contains volumes and PV-10 values of our proved reserves and unproved resources. The SEC strictly prohibits companies from aggregating proved, probable and possible reserves in filings with the SEC due to the different levels of certainty associated with each reserve category. The SEC also prohibits companies from including resources that are not proved, probable and possible reserves in filings with the SEC. Investors should be cautioned that estimates of volumes and PV-10 values of resources other than proved reserves are inherently more uncertain than comparable measures for proved reserves. Further, because estimates of proved reserves and unproved resources have not been adjusted for risk due to this uncertainty of recovery, their summation may be of limited use.

USE OF PROJECTIONS

This presentation contains projections for HighPeak and Pure, including with respect to its EBITDA, net debt to EBITDA ratio, capital budget, free cash flow and operating margin as well as its production volumes. HighPeak's and Pure's independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessary indicative of future results. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is subject to the qualifications presented herein) for purposes of providing comparisons with historical data. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if our assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside our control. Accordingly, there can be no assurance that the projected results are indicative of the future performance of Pure after completion of the transaction or that actual results will not differ materially from those presented in the projected information. Inclusion of the projected information in this presentation should not be regarded as a representation by any person that the results contained in the projected information will be achieved.

USE OF NON-GAAP FINANCIAL MEASURES

This presentation includes non-GAAP financial measures, including EBITDA and free cash flow of HighPeak and/or Pure. HighPeak and Pure believe EBITDA and free cash flow are useful because they allow HighPeak and/or Pure to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. Neither HighPeak nor Pure consider these non- GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of EBITDA and free cash flow may not be comparable to other similarly titled measures of other companies. HighPeak and Pure exclude certain items from net (loss) income in arriving at EBITDA because these amounts can vary substantially from company to company within its industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. EBITDA should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP or as an indicator of operating performance. Certain items excluded from EBITDA are significant components in understanding and assessing a company's financial performance, such as a company's cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of EBITDA. HighPeak and/or Pure's presentation of EBITDA should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. Both HighPeak and Pure exclude capital expenditures from its cash flows from operations in arriving at its free cash flow to provide an understanding of certain factors and trends affecting its cash flows and liquidity. Free cash flow does not represent the residual cash flow available for discretionary expenditures. Pure believes that free cash flow is useful to investors as a measure of the ability of its business to generate cash.

This presentation includes PV-10 and DROI, supplemental financial measures not presented in accordance with GAAP. PV-10 reflects the present value of estimated future net revenues to be generated from the production of provided reserves, determined in accordance with the rules and regulations of the SEC, without giving effect to non-property related expenses, discounted at 10% per year before income taxes. DROI represents single well PV-10 plus DC&F costs, divided by DC&F costs. GAAP does not prescribe any corresponding measure for PV-10 or DROI of reserves as of an interim date or on any basis other than SEC prices.

INDUSTRY AND MARKET DATA

This presentation has been prepared by HighPeak and Pure and includes market data and other statistical information from sources believed by HighPeak and Pure to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of HighPeak and Pure, which are derived from its review of internal sources as well as the independent sources described above. Although HighPeak and Pure believe these sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness.

TRADEMARKS AND TRADE NAMES

HighPeak and Pure own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Pure or contributors, or an endorsement or sponsorship by or of HighPeak or Pure. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that HighPeak or Pure will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Transaction Summary

HIGHPEAK ENERGY

- In April 2018, Jack Hightower, HighPeak Pure Acquisition, LLC and certain of its affiliates (collectively, the "Sponsor") raised $414 million in the form of a Special Purpose Acquisition Company ("SPAC") called Pure Acquisition Corp. (NASDAQ: PACQ) ("Pure")
- Pure was established to take advantage of the existing dislocation in the energy markets and to identify an asset that could be a platform for significant potential compounded returns over the long-term
- Certain entities controlled by the Sponsor entered into a definitive agreement to acquire Grenadier Energy Partners II ("Grenadier"), a pure-play northern Midland Basin E&P Company for cash, equity and warrants
- Over the past two years, the Sponsor has entered into various lease acquisitions to assemble a ~50,000 acre position which, collectively with the Grenadier acquisition, has resulted in a ~73,000 acre contiguous position in the northern Midland Basin
- The Sponsor and Pure have signed a business combination agreement whereby the Sponsor's assets, rights to acquire Grenadier and cash are contributed in exchange for equity in a new parent entity named HighPeak Energy Inc. ("HighPeak") and Pure shares and warrants are exchanged for HighPeak shares and warrants
- Post-closing, the Sponsor is expected to be the largest stockholder of HighPeak, with approximately 70% ownership (1)
- Pro forma for the contemplated transaction, the combination values HighPeak's assets at ~3.7x TEV/NTM EBITDA (2) and ~2.3x TEV/2021E EBITDA (2), representing an enterprise valuation of ~$1,650 MM
- To fund working capital and a portion of the purchase price related to the Grenadier acquisition, HighPeak is seeking to raise up to $300 MM in the form of a private placement of shares of Pure's Class A Common Stock (the "PIPE")
- Anticipate closing of the transaction to be in May 2020 (the "Close Date", "Closing", or "Close")

(1) Reflects illustrative maximum redemption case which assumes proceeds of $300 MM from a combination of existing Pure stockholders and Class A Common Stock issued in PIPE. Combined proceeds could be significantly higher than $300 MM as existing Pure stockholders currently own 35,616,199 shares, representing $371 MM in Pure's trust account. HighPeak is seeking to raise up to $300 MM in a PIPE which, with no redemptions and a full capital raise, would result in combined equity proceeds of $671 MM, and Sponsor ownership of ~55%.

(2) NTM EBITDA Represents EBITDA from the period of 05/01/20 through 04/30/21. See Slide 6 for our calculation of Pro Forma TEV. See slide 14 for details regarding our EBITDA projections and related assumptions.

Delivering on Investment Criteria

Transaction Meets the Pure Investment Criteria

- ✓ ***Located in a North American oil play (i.e. Midland Basin)***
- ✓ ***Substantial near-term production and cash flow growth potential***
- ✓ ***Identify asset profile and cost structure that offer industry leading margins***
- ✓ ***Deep inventory of low cost, high return drilling projects***
- ✓ ***Contiguous position ideally suited for capital efficient pad development***
- ✓ ***Maintain financial flexibility and strength through equity capitalization***
- ✓ ***Material upside potential to underwritten plan from additional benches***

Transaction Summary (Cont'd)

HIGHPEAK ENERGY

HIGHPEAK ENERGY

- ~73,000 net acres
- ~18 MBoe/d net production[1]
- ~$445 MM in NTM EBITDA at Closing[2][3]
- ~$710 MM in 2021E EBITDA[3]

Pro Forma TEV:	~$1,650 MM
(-) Pro Forma Net Debt:	~$205 MM[4]
(=) Pro Forma Market Cap:	~$1,445 MM

Pure Acquisition Corp.

- $300 MM from Issued Equity[4][7]

Pro Forma Sponsor Assets

- $180 MM in Contributed Cash
- ~73,000 net acres
- ~18 MBoe/d net production[1]

- Minimum Available Liquidity (which is inclusive of expected available debt financing and capex spent after 1/1/20)[5] of at least $275 MM is required as a condition to close
- Under the illustrative maximum redemption scenario assumed below, HighPeak would be expected to have Minimum Available Liquidity of approximately $335 MM at Closing[6]
- Assuming no redemptions and full $300 MM PIPE, HighPeak would be expected to have Minimum Available Liquidity of approximately $705 MM at Closing[6]

Sources & Uses

Sources of Funds		($MM)	(%)
Sponsor Contributed Assets	$	712	43.1%
Grenadier Contributed Assets		150	9.1%
Sponsor Contributed Cash[6]		180	10.9%
Cash from Issued Equity[4][7]		300	18.2%
Borrowing Base Drawn at Close		205	12.4%
Founders Shares		104	6.3%
Total Sources of Funds	**$**	**1,650**	**100.0%**

Uses of Funds		$MM	(%)
Rollover Equity to Sponsor	$	712	43.1%
Rollover Equity to Grenadier		150	9.1%
Grenadier Cash Purchase Price[8]		465	28.2%
Net Expenditures Through Closing[9]		180	10.9%
Founders Shares		104	6.3%
Transaction Fees & Expenses		40	2.4%
Total Uses of Funds	**$**	**1,650**	**100.0%**

(1) Represents expected production as of 04/30/20. YE 2019 production was 12.3 MBoe/d.
(2) Represents EBITDA from the period of 05/01/20 through 04/30/21.
(3) Assumes $55.00 / Bbl (oil) and $2.50 / MMBtu (gas). Assumes an average of 3 operated rigs in 2020, ramping to 4 rigs in Q1 2021. See slide 14 for details regarding our projections and related assumptions.
(4) Reflects illustrative maximum redemption case of $300 MM from a combination of existing Pure stockholders, PIPE shares and $205 MM revolver draw. Revolver draw may be lower or not required at all depending on redemptions/PIPE raised.
(5) Available liquidity defined in business combination agreement as (a) cash from Pure SPAC (net of redemptions), plus (b) sponsor contributed cash, plus (c) available borrowing base, plus (d) PIPE proceeds, minus (e) Grenadier cash purchase price, minus (f) transaction expenses plus (g) capex spent on the contributed assets from and after January 1, 2020 through Closing.
(6) Includes $76.5 MM in previously funded deposits/extension payments to Grenadier and working capital spent through May 21, 2020 closing.
(7) Assumes (a) closing by May 21, 2020, (b) RBL borrowing base of $400 MM and (c) proceeds of $300 MM from a combination of existing Pure stockholders and Class A Common Stock issued in PIPE. No redemption case includes $371 MM currently in Pure's trust account as of February 20, 2020 and $300 MM PIPE. Actual amount in trust to be adjusted for interest income prior to close.
(8) Grenadier cash purchase price gross of $76.5 of prior payments and net of $150 MM of equity consideration. Adjustments to Grenadier cash price related to working capital included in "Net Expenditures through Closing".
(9) Reflects Grenadier net expenditures from 06/01/19 through Closing (purchase price adjustment), HighPeak funded net expenditures from 08/01/19 through Closing and $15 MM of extension payments to Grenadier. See slide 14 for details regarding our projections and related assumptions.

HighPeak Energy

Northern Midland Basin Pure-Play Capitalized for Efficient Oil-Weighted Value Generation

Experienced, Cross-Functional Management Team	▪ Led by Jack Hightower, former CEO of 2 public E&P companies and multiple partnerships with majors and private equity investors ▪ Management has an average of 25 years of industry experience ▪ Operations team has been involved in drilling over 8,000 horizontal wells throughout North America
Contiguous, Scaled Position in the Core of the Northern Midland Basin	▪ ~73,000 net acres in the core of the Northern Midland Basin ▪ ~90% operated with operated WI / GNRI of ~85% and 75% ▪ ~115 operated DSUs with ≥10,000' LL (~95% of total) ▪ YE 2019 net production of ~12 MBoe/d (~79% oil) ▪ Expected net production of ~18 MBoe/d with projected PD PV-10 of ~$780 MM at Closing [(1)(2)(3)]
Drilling Program Focused on Capital-Efficient Pad Development	▪ Thoughtful pad development plan designed to preserve asset quality and drive accelerated present value — Near-term focus on co-developing the WCA / LSBY ▪ Highly contiguous position allows for significant LOE, DC&F and G&A costs saving and improved cycle times
Acute Focus on Superior Returns and Operating Margins	▪ NTM / 2021E EBITDA of ~$445 MM & ~$710 MM, respectively [(3)] ▪ Average single well IRR and DROI of ~75% and ~2.3x across operated locations, respectively [(4)] ▪ Industry-leading all-in-cost and full cycle economics (expected margins of ~$35 / Boe)
Differentiated Financial Strategy	▪ Well-capitalized go-forward business plan with minimal leverage ▪ Focus on maintaining low cost structure by aggressively managing DC&F, LOE and G&A expenses ▪ Actively evaluating hedge levels for the next 12-24 months to manage price risk and protect cash flow and capital budget



HighPeak Acreage
Lower Spraberry
Wolfcamp A
Wolfcamp B
Midland Basin Locator Map
Dawson
Borden
Scurry
Martin
Howard
Mitchell
Midland
Glasscock
Sterling
Upton
Reagan
Irion
Core Midland Basin
Texas Locator Map

Metric	Total
Net Acres	~73,000
Gross / Net Operated Locations [(5)]	~670 / ~565
Net Production [(2)]	~18 MBoe/d
EBITDA (NTM at Closing) [(3)]	~$445 MM
EBITDA (2021E) [(3)]	~$710 MM

NOTE: Cash flow, NAV and single well return statistics assume $55.00 / Bbl (oil) and $2.50 / MMBtu (gas).

(1) Except for the reserves presented on slide 37, which are based on the reserve report as of January 1, 2020 prepared by CGA, the reserves data included in this presentation is based on management estimates. Reserves per HighPeak's internal estimates as of 05/01/20; Reserves based on HighPeak's year-end 2019 CGA reserve report rolled forward to 05/01/20 and adjusted for HighPeak's internal spacing, type curves and commercial assumptions.

(2) Represents expected production as of 04/30/20. YE 2019 production was 12.3 MBoe/d (79% oil).

(3) Assumes an average of 3 operated rigs in 2020, ramping to 4 rigs in Q1 2021+. See slide 14 for details regarding our projections and related assumptions. NTM represents EBITDA from the period of 05/01/20 through 04/30/21.

(4) DROI represents single well PV-10 plus DC&F costs, divided by DC&F costs.

(5) Assumes development of the WCA and LSBY at 6 wells per section each.

Proven Track Record of Valuation Creation

HIGHPEAK ENERGY

Jack Hightower has a proven track record of successfully acquiring, developing and optimizing oil and gas businesses
Jack Hightower's prior businesses have generated average returns of >5.0x ROI and >100% IRR for original investors

Jack Hightower has experience developing assets for multiple classes of oil & gas investors

Public Investors	Former CEO of two public businesses, Titan Exploration & Pure Resources, that generated >6.0x ROI to investors
Partnerships with Majors	Managed multiple partnerships with major oil companies
Private Equity	Partnered with private equity on 4 businesses, generating average returns of over 5.0x ROI and 100% IRR to investors

Jack Hightower Selected Investment Returns



Legend
ROI
IRR
6.1x
28%
9.2x
>100%
2.5x
13%
3.4x
63%

Company	PURE RESOURCES *(Titan Exploration)*	Celero Energy I	Celero Energy II	**Bluestem Energy Partners**
Asset Focus	Multi-Basin	Permian Basin / Anadarko Basin	Permian Basin	Permian Basin
Entry Date	June 1995	February 2004	October 2006	July 2011
Exit Date	October 2002	October 2005	October 2016	September 2014
Acquirer	UNOCAL 76	WHITING	CENTENNIAL	DIAMONDBACK / CONCHO

HighPeak Has a Differentiated E&P Business Model

	Public E&P Peers	HighPeak Energy
Business Model	▪ Focus on growth of production and inventory ▪ Highly acquisitive ▪ Influenced by Wall Street expectations	▪ **Business plan designed to fully and efficiently develop a concentrated asset base, on an accelerated basis, harvest cash flow from development and ultimately re-distribute to shareholders over longer term** ▪ **Focus on organic growth over acquisitions**
Development Profile	▪ Potential imbalance of hitting targets vs maximizing long-term value ▪ Reluctant to adapt to new technology	▪ **Accelerated co-development pad strategy in place to maximize capital efficiency and preserve asset quality and duration** ▪ **Optimal pad development conditions: contiguous acreage block unencumbered by existing HZ "parent" wells**
Hedging	▪ Strategies vary ▪ Don't systematically address risk	▪ **Acute focus on locking in returns through opportunistic hedging framework** ▪ **Elasticity of service costs relative to commodity prices ensures economic drilling throughout the cycle**
Infrastructure / Midstream	▪ Disparate positions struggle with infrastructure constraints ▪ Represents a significant share of budget relative to D&C capex	▪ **Concentrated acreage position enables maximum infrastructure efficiencies** ▪ **Minimal incremental capital requirements to support full development plan** ▪ **Long-term marketing and takeaway solutions identified at attractive rates**
Management Team / Incentives	▪ Oftentimes high G&A businesses ▪ Incentive structures can be misaligned to long-term value creation (compensation driven by salary / annual bonus / restricted stock)	▪ **Experienced and efficient, cross functional management team with a history of creating value across North America** ▪ **Management incentives structure promotes long-term value creation (compensation driven by equity performance incentives)**

Experienced, Cross-Functional Management Team

History of Creating Value Across Multiple Platforms

HIGHPEAK ENERGY

Key Points [1]

- Sponsor has assembled a premier management and operations team to join HighPeak
  - Senior Management: 5
  - Geoscience: 7
  - Land: 9
  - Engineering / Operations: 13
  - Finance / Accounting: 7
  - Corporate Level: 8
- HighPeak will manage growth in activity with the addition of full-time employees, as well as expand key relationships with third parties

Name	Position	Select Prior Experience
Jack Hightower	*Chairman & CEO*	Celero Energy; Pure Resources; Bluestem Energy
Michael Hollis	*President*	Diamondback Energy; Viper Energy Partners; Chesapeake Energy; Burlington Resources
Alan Huffman	*EVP & Chief Technical Officer*	ExxonMobil; ConocoPhillips
Rodney Woodard	*EVP & Chief Operating Officer*	Atlantic Resources Company; Celero Energy; Pure Resources
Steven Tholen	*Chief Financial Officer*	Cabot Oil & Gas Corporation; Penn Virginia Corporation
David DeLaO	*Vice President of Drilling*	Chesapeake Energy; Mobil; ConocoPhillips

Organizational Structure [1][2]

49 Total Full-Time Employees [1]

HighPeak Management Team

Jack Hightower
Chairman & CEO

Management Team

Geoscience	Land	Engineering / Operations	Finance / Accounting	Corporate
7 Employees	9 Employees	13 Employees	7 Employees	8 Employees

(1) Management forecast as of May 31, 2020.
(2) Does not include senior management in employee count in organizational structure.

Evolution of Development in Howard County

HIGHPEAK ENERGY

Legend
- HighPeak Acreage
- Middle Spbry
- Jo Mill
- Lower Spbry
- Dean
- Wolfcamp A
- Wolfcamp B
- Permit

2014 Sticks


Howard

2016 Sticks


Howard

2020 Sticks and Permits


Howard

	Initial Development	Early Development	Full-Field Development
HZ Rigs	6	13	**30** (2)
HZ Wells to Date (1)	24	176	**1,859**
Targets: Development		WCA / LSBY	**WCA / WCB / LSBY**
Targets: Delineation	WCA / LSBY	WCB	**Jo Mill / MSBY / Dean / WCC / WCD**
Development Design	Single well development; sub-optimal / under-stimulated fracs	Primarily single well development; testing of co-development; high-intensity fracs	**Cube / co-development / sequencing; high-intensity fracs**
Primary Operators	Athlon Energy; Diamondback Energy; Tall City	Callon; Diamondback Energy; SM Energy; CrownRock; encana; Rock Oil; Surge Energy	Birch; Callon; Diamondback Energy; HighPeak; CrownRock; encana; Parsley; Sabalo; SM Energy; Surge Energy

(1) Represent active HZ wells at the midpoint of the represented year, 2020 as of February 11, 2020.
(2) As of February 7, 2020.

Howard County is the Growth Engine of the Permian

Howard County production mix has the highest oil percentage and margins across the Midland Basin (ie. best economics)

Howard County has seen the most rapid growth in oil volumes of all the major Midland Basin Counties

Howard County: Highest Oil Content Drives Value



100%
90%
80%
70%
60%
50%
40%
% Oil of Cum Boe (2-Stream)
0
3
6
9
12
15
18
21
24
27
30
33
36
Months
Andrews
Crockett
Ector
Glasscock
Howard
Irion
Martin
Midland
Reagan
Upton

Midland Basin Oil Production CAGR by County [1]



Howard
57.5%
Midland
41.6%
Martin
39.0%
Glasscock
28.3%
Upton
23.7%
Reagan
11.9%

Source: IHS Enerdeq.

(1) From Q4 2015 to Q4 2019.

Industry Leading Operating Margins

HIGHPEAK ENERGY

HighPeak has the best margins among the Permian peers

$ / Boe	Peer 1	Peer 2	Peer 3	Peer 4	Peer 5	Peer 6	Peer 7	Peer 8	Peer Average	HighPeak 2020E	HighPeak 2021E	
Commodity Mix	*Oil: 44%* *Gas: 40%* *NGL: 17%*	*Oil: 67%* *Gas: 16%* *NGL: 16%*	*Oil: 61%* *Gas: 17%* *NGL: 21%*	*Oil: 65%* *Gas: 17%* *NGL: 19%*	*Oil: 63%* *Gas: 37%* *NGL: NA*	*Oil: 70%* *Gas: 19%* *NGL: 11%*	*Oil: 65%* *Gas: 19%* *NGL: 19%*	*Oil: 76%* *Gas: 11%* *NGL: 13%*	*Oil: 64%* *Gas: 22%* *NGL: 15%*	*Oil: 80%* *Gas: 8%* *NGL: 12%*	*Oil: 79%* *Gas: 9%* *NGL: 12%*	Highest oil cut among peers
Revenue (1)	$33.70	$41.41	$43.64	$42.93	$42.62	$44.34	$40.80	$47.19	$42.08	$48.91	$48.18	= Highest realized prices
(-) Differential, LOE & Prod Taxes	($7.46)	($16.50)	($14.30)	($10.85)	($12.19)	($9.55)	($7.32)	($11.94)	($11.26)	($9.79)	($8.90)	+ Top-quartile leading cost structure
(-) G&A	($2.08)	($1.67)	($2.92)	($2.00)	($0.42)	($1.85)	($1.96)	($2.65)	($1.94)	($2.35)	($1.04)	+ Growing into top-decile G&A expenses
(-) Interest (2)	($3.16)	($0.89)	($3.46)	($2.23)	($1.79)	($4.09)	($1.70)	($2.60)	($2.49)	($1.42)	($1.47)	+ Modest RBL interest burden
Operating Cash Flow	$21.01	$22.35	$22.96	$27.85	$28.23	$28.84	$29.81	$30.01	$26.38	$35.35	$36.76	= Best-in-class margins of ~$35 / Boe, ~$9 / Boe greater than Permian peer average (1)

Source: S&P CapitalIQ and Q3 2019 Public Filings, HighPeak represents 2020E and 2021E forecasts.
Note: Permian peers include CPE, CXO, FANG, JAG, PE, PXD, QEP and SM.
(1) For comparative purposes, all companies assume average Q3 2019 NYMEX strip pricing of $56.40 / Bbl (crude oil), $2.38 / MMBtu (natural gas) and 36% of WTI (NGLs).
(2) Assumes $12 MM and $28 MM of interest expense in 2020 and 2021 respectively for HighPeak which reflects an assumed level of borrowing based on the illustrative maximum redemption case of $300 MM from a combination of existing Pure stockholders, PIPE shares and $205 MM revolver draw at closing and subsequent draws for working capital. Revolver draw may be lower or not required at all depending on redemptions/PIPE raised.

Financial Projections

Assumes $55.00 / Bbl (oil) & $2.50 / MMBtu (gas)

HIGHPEAK ENERGY

Key Points

- Commodity Prices:
  - Crude Oil: $55.00 / Bbl
  - Natural Gas: $2.50 / MMBtu
  - NGLs: 36% of WTI
- Development Pace & Methodology:
  - Assumes an average of 3 operated rigs in 2020, ramping to 4 rigs in Q1 2021+
  - Assumes initial program focused on capital-efficient development of the WCA and LSBY
- Assumes drilling, completion and facilities costs of $6.5 MM for a 10,000' well
- Forecast includes impact of recent acquisition of Grenadier, with an effective date of 6/1/19
- Assumes $20 million of G&A in 2020+
- Cash Flow Statistics:
  - EBITDA (NTM at Close): $443 MM
  - EBITDA (2021E): $711 MM
- Business plan expected to turn free cash flow positive in Q2 2021, which is approximately 12 months from the closing of the Business Combination (1)

HighPeak Financial Projections

	2020	2021	2022
Average Operated Rigs	3	4	4
Gross Operated Wells Drilled	71	92	96
Net Operated Wells Drilled	65	86	81
Average Lateral Length (Ft)	*10,385'*	*10,754'*	*10,771'*
Benchmark Price ($ / Bbl)	$ 55.00	$ 55.00	$ 55.00
Benchmark Price ($ / MMBtu)	$ 2.50	$ 2.50	$ 2.50
Net Production, Crude Oil (MMBbl)	6.9	15.1	20.4
Net Production, Natural Gas (Bcf)	4.0	10.3	15.3
Net Production, Natural Gas Liquids (MMBbl)	1.0	2.4	3.5
Net Production, Total (MMBoe)	8.5	19.2	26.4
Average Rate (MBoe/d)	***23.3***	***52.5***	***72.4***
Annual Growth Rate (%)	**-**	***125%***	***38%***
Revenue, Crude Oil	$ 367	$ 807	$ 1,089
Revenue, Natural Gas	4	14	22
Revenue, Natural Gas Liquids	20	47	70
Revenue, Total	**$ 391**	**$ 867**	**$ 1,180**
Operating Expenses, LOE	$ 39	$ 74	$ 98
Operating Expenses, Production Taxes	28	62	85
Operating Expenses, General & Administrative	20	20	20
Operating Expenses, Total	**$ 87**	**$ 156**	**$ 203**
EBITDA	**$ 304**	**$ 711**	**$ 977**
LQA EBITDA (Q4)	***$ 484***	***$ 851***	***$ 1,057***
Capital Expenditures, D&C	$ 476	$ 591	$ 558
Capital Expenditures, Infrastructure	25	14	27
Capital Expenditures, Total	**$ 501**	**$ 605**	**$ 585**
Unlevered Free Cash Flow	**$ (197)**	**$ 106**	**$ 392**

(1) Unlevered outspend is expected to be $134 MM for the eight month period ending December 31, 2020.

Financial Projections

Operating margins that mitigate downside risk with significant upside to higher oil prices

EBITDA ($MM)



$50 / Bbl Oil (1)
$55 / Bbl Oil
$60 / Bbl Oil (1)
$270
$304
$337
$396
$443
$491
$637
$711
$785
$876
$977
$1,077
2020
NTM at Closing (2)
2021
2022

Unlevered FCF ($MM)



$(231)
$(197)
$(163)
$(191)
$(144)
$(96)
$32
$106
$180
$292
$392
$493
2020
NTM at Closing (2)
2021
2022

Note: Pricing reflects $2.50 / MMBtu natural gas prices. Capital expenditures for 2020, NTM at close, 2021 and 2022 are $501 MM, $587 MM, $605 MM and $585 MM respectively.

(1) See slides 33 and 34 for additional information regarding the $50/BBl projection case and the $60/Bbl case.

(2) NTM at Closing represents the period of 05/01/20 through 04/30/21.

Geologic Overview

Key Points

- Wolfcamp A and Lower Spraberry have consistently high gross thickness moving from SM's acreage through the easternmost HighPeak acreage
- Reservoir intervals are comprised of interbedded organic-rich shale, siltstone, and carbonate and robust porosity is found throughout the Wolfcamp A and Lower Spraberry throughout HighPeak's acreage
- Logs and maps highlight the geologic potential of the acreage which compares favorably with any other part of Howard County



Middle Spraberry
Jo Mill
Lower Spraberry
Dean
Wolfcamp A
Wolfcamp B
Wolfcamp C
SM: Viper 14-09 1WA
SM: Sundown 45-241S
HighPeak: Oldham Trust 3875LS
HighPeak: Morgan Neal 1-3WA
HighPeak: Morgan Neal 1-2LS
HighPeak: Oldham Trust 3876 WA, 3871 WA, 4051WA
HighPeak: Cole 36-37 A Unit A2H
HighPeak: Jasmine 1H, A 1H

Wolfcamp A Structure Map (SSTVD')



A
A'

(1) Resistivity shaded red >25 ohm and total porosity shaded green >3%.

Wolfcamp A and Lower Spraberry Geologic Overview

HighPeak Acreage Lies within the Core Fairways of the Wolfcamp A and Lower Spraberry

Wolfcamp A characterized by >250' gross, >200' net, and >35 MMBo/section OOIP across majority of acreage

Lower Spraberry characterized by >300' gross, >250' net, and >40 MMBo/section OOIP across majority of acreage



OOIP (MMBo/section)(1)
Net Thickness (ft)(2)
Gross Thickness (ft)
Structure (SSTVD')
Wolfcamp A
Lower Spraberry

Source: Management interpretation from public well log data points across Howard County.

(1) Calculated using >5% PHIT, Sw = 40%, Bo = 1.4.

(2) Net cutoff of >5% PHIT.

HighPeak Acreage Overlies Thermally Mature Reservoir

Thermal Maturity Data Indicates Pay Section is Well Within Oil Window

Key Points

- Howard County has one of the densest vertical well log data sets in the entire Permian Basin with over 1,300 wells having digital logs
- Robust geochemical data set of 18 wells covers HighPeak assets and allows for technical de-risking of thermal maturity moving to the north and east
- All wells show Wolfcamp A Tmax >435 and the interpreted 435 contour covers 100% of the acreage
- Thermal maturity of reservoir intervals is well understood by large data set and is not anticipated to be a development challenge

Jasmine 1H Lateral Cuttings Analysis (Wolfcamp A) (1)



Immature
Mature
Postmature
Oil Zone
Condensate WetGas Zone
Dry Gas Zone
Stained or Contaminated
Low Level Conversion
Kerogen Conversion, PI (S1/(S1+S2))
Tmax (C)

Wolfcamp A Structure (SSTVD') and Wolfcamp A Geochemistry Tmax Data



0
-200
-400
-600
-800
-1000
-1200
-1400
-1600
-1800
-2000
-2200
-2400
-2600
-2800
-3000
-3200
-3400
-3600
-3800
-4000
-4200
-4400
-4600
-4800
-5000
-5200
-5400
-5600
-5800
-6000
-6200
-6400
-6600
-6800
-7000
435
440
Jasmine 1H
447
445
436
445
450
448
452
446
445
440
443
446
440
449
444
445
435
442

(1) Source: Schlumberger cuttings analysis.

Significant Intrinsic Value of a Single Drilling Unit

- HighPeak's inventory of ~670 gross operated drilling locations in the WCA and LSBY offers substantial resource and net asset value
- HighPeak will focus on co-development of the two primary zones, WCA and LSBY
- Development of only the LSBY and WCA implies an intrinsic PV-10 of ~$82,175 / acre

Illustrative Development of a 1,280 Acre Drilling Unit [1]	
	HighPeak Near-Term Development
Development Targets	Lwr Spraberry: 6 Wolfcamp A: 6 **Total Locations: 12** **(2 Operated Rigs)** LSBY WCA Target
NAV / DSU (PV-10 & PV-0)	$105 MM & $223 MM
NAV / Acre (PV-10 & PV-0)	**~$82,175 / Net Acre & ~$175,000 / Net Acre**
Peak Net Prod. Rate	~6.0 MBoe/d (~5.0 MBo/d)
Peak Net Prod. Date	~8 Months
Total Net Resource	~8.9 MMBoe (~6.8 MMBo)
Total D&C Capex	$78 MM
Payback Period [2]	~1.2 Years
DROI [3]	~2.4x
5-Year Cum. Oil Production (MBo)	Cum. Net Prod. (MMBo) 4 3 2 1 5 10 15 20 25 30 35 40 45 50 55 60 Months

Locator Map: Illustrative DSU Development



Borden
Illustrative DSU
LL: 10,000'
WI / NRI: 100% / 75%
Howard
Legend
HighPeak Acreage

Note: Utilizing PUD type curves assigned by CGA in YE19 report.
(1) Assumes development of Units 54 & 55 (assumes 100% WI / 75% 8/8th NRI). Assumes $55.00 / Bbl (oil) and $2.50 / MMBtu (gas). Assume 10,000' LL D&C well costs of $6.5 MM.
(2) From first production date.
(3) DROI represents single well PV-10 plus DC&F costs, divided by DC&F costs.

Wolfcamp A: CGA Type Curve

10,000’ Wolfcamp A

Key Points

- Wolfcamp A type curve wells selected from geologically similar region
- HighPeak has directly analogous landing zones and oil in place to highly developed parts of the play
- Type curve:
  - 12-mo cum.: 178 MBbl / 203 MBoe
  - EUR: 825 MBbl / 969 MBoe

Wolfcamp A OOIP (MMBo/Section)



60
50
40
30
20
10
0
Type Curve Well
HighPeak Wells

Cum Oil Production Normalized to 10,000’ (Bo)



Oil Type Curve
Type Curve Wells
Type Curve Well Average
825 MBo
250,000
200,000
150,000
100,000
50,000
0
0
2
4
6
8
10
12
Month

Single Well Return Sensitivities (1)

Single Well IRR (%): DC&F Costs vs Price Deck

Price Deck	DC&F Costs ($MM) $6.0	$6.5	$7.0
$50 / Bbl	87%	75%	65%
$55 / Bbl	>100%	92%	80%
$60 / Bbl	>100%	>100%	97%

Payback Period (Yrs): DC&F Costs vs Price Deck

Price Deck	DC&F Costs ($MM) $6.0	$6.5	$7.0
$50 / Bbl	1.1 Yrs	1.2 Yrs	1.3 Yrs
$55 / Bbl	0.9 Yrs	1.0 Yrs	1.2 Yrs
$60 / Bbl	0.8 Yrs	0.9 Yrs	1.0 Yrs

Note: YE19 CGA Wolfcamp A PUD type curve (10,000’ LL) utilizes peak oil rate of 825 Bo/d (month 4), b = 1.2, d_{min} = 6% and assumes 6 wells per section.

(1) Assumes $2.50 / MMBtu (gas) in all cases. Payback period calculated from first production.

Lower Spraberry: CGA Type Curve

10,000' Lower Spraberry

Key Points

- Lower Spraberry type curve wells selected from geologically similar region
- HighPeak has directly analogous landing zones and oil in place to highly developed parts of the play
- Type curve:
  - 12-mo cum.: 148 MBbls / 167 MBoe
  - EUR: 697 MBbl / 816 MBoe

Lower Spraberry OOIP (MMBo/Section)



60
50
40
30
20
10
0
Type Curve Well
HighPeak Wells

Cum Oil Production Normalized to 10,000' (Bo)



Oil Type Curve
Type Curve Wells
Type Curve Well Average
697 MBo
250,000
200,000
150,000
100,000
50,000
0
0
2
4
6
8
10
12
Month

Single Well Return Sensitivities (1)

Single Well IRR (%): DC&F Costs vs Price Deck

Price Deck	DC&F Costs ($MM) $6.0	$6.5	$7.0
$50 / Bbl	58%	49%	42%
$55 / Bbl	73%	62%	53%
$60 / Bbl	89%	76%	65%

Payback Period (Yrs): DC&F Costs vs Price Deck

Price Deck	DC&F Costs ($MM) $6.0	$6.5	$7.0
$50 / Bbl	1.4 Yrs	1.7 Yrs	1.8 Yrs
$55 / Bbl	1.3 Yrs	1.4 Yrs	1.6 Yrs
$60 / Bbl	1.1 Yrs	1.2 Yrs	1.3 Yrs

Note: YE19 CGA Lower Spraberry PUD type curve (10,000' LL) utilizes peak oil rate of 850 Bo/d (month 2), b = 1.2, d_{min} = 6% and assumes 6 wells per section.
(1) Assumes $2.50 / MMBtu (gas) in all cases. Payback period calculated from first production.

Significant Unquantified Upside Across Position from Productive Economic Horizons

Level of Delineation (arrow pointing up toward Wolfcamp A)

Target	Formation Highlights
Wolfcamp A	✓ Most delineated target on HighPeak's acreage ✓ Wolfcamp A has consistently delivered the highest productivity in the Howard area for past 5 years
Lower Spraberry	✓ Second most tested interval in Howard County ✓ Well delineated and highly productive interval on HighPeak, with the highest OOIP in the area
Wolfcamp B	✓ Wolfcamp B has been successfully developed in the western part of Howard and continues over the HighPeak position where there is high OOIP and high quality targets
Wolfcamp D	✓ Wolfcamp D resurgence in Midland and Glasscock Counties has extended into Howard County with SM, CrownQuest, Bayswater and Hannathon drilling recent appraisal wells
Dean	✓ Some initial results have outperformed Wolfcamp A wells due to the high oil saturations and permeability
Jo Mill	✓ Multiple attractive siltstone targets are currently being delineated in the Howard County area
Middle Spraberry	✓ Recent wells have opened up the potential for massive inventory additions across Howard County ✓ OOIP is good on the HighPeak leasehold
Wolfcamp C	✓ Wolfcamp C Hutto has been a prolific vertically produced zone and represents a significant underexplored resource that has yet to be tested horizontally and is unique to the Signal Peak area
Additional Upside	✓ Additional upside targets in Clearfork shale, with recent results indicating significant productivity ✓ Refining completions approach as well as LZ identification



Flat Top Type Log
Griffin S. 21-2
Primary Zone
Upside Zone
1,280 acre unit
MS
JM
LSS
DEAN
WA
WB
WC
WD
Middle Spraberry
Jo Mill
Lower Spraberry
Dean
Wolfcamp A
Wolfcamp B
Wolfcamp C
Wolfcamp D



Signal Peak Type Log
Allar 20-3
Primary Zone
Upside Zone
1,280 acre unit
MS
JM
LSS
WA
WB
WC-1
WC-Hutto
WC-S
WD
Middle Spraberry
Jo Mill
Lower Spraberry
Wolfcamp A
Wolfcamp B
Wolfcamp C-1
Wolfcamp C Hutto
Wolfcamp C-S
Wolfcamp D

Substantial Existing In-Basin Infrastructure with Premier Midstream & Marketing Solutions Available

HIGHPEAK ENERGY

Attractive solutions identified for "manufacturing mode" development

Crude Oil Gathering and Takeaway

- HighPeak anticipates entering into an agreement with a reputable third party containing the following terms in the near future
- Optionality to Midland, Cushing or MEH for all-in tariffs ranging from \$0.50 / Bbl to \$2.50 / Bbl
  - Provides HighPeak with highly advantageous pricing optionality between direct WTI pricing and Brent-linked export markets
- 10 year primary term, annual evergreen thereafter

Natural Gas Gathering and Processing

- Current production is being sold to a third party gas purchaser at attractive rates
- Gas is presently being sent to a number of processing plants which reduces HighPeak's exposure to individual plant downtime while maintaining pricing stability through fixed recoveries
- HighPeak is currently evaluating a number of all-encompassing solutions with multiple midstream providers for gas G&P

Salt Water Disposal

- Majority of existing HighPeak horizontal wells are connected to third party disposal wells at attractive rates
- Access to >215 MBw/d of capacity from 6 active / 2 permitted SWDs
- HighPeak is evaluating a number of solutions for SWD management, including developing a HighPeak-operated SWD system
  - HighPeak currently permitting company-owned SWDs
  - Model forecast includes capex to build such a system

Big Spring Alon Refinery



Infrastructure Map



Borden
Vealmoor Plant
Howard
750 MBbl Frac Pit
Alon Refinery
200 MBbl
+ 300 MBbl pending
HighPeak Acreage
Gas Processing Plant
Gas Gathering
Gas Compressor Station
Crude Refinery
Crude Trunklines
Crude Gathering
Crude Tank Storage
Third Party SWD System
Third Party SWD
Frac Pit
Tank Batteries

Investment Highlights

HIGHPEAK ENERGY

1

Attractive entry point valuation

- Proposed valuation implies ~3.7x NTM EBITDA [1] and ~2.3x 2021E EBITDA
- Proposed valuation is a ~1.7x discount to the Permian comps on a 2021E EBITDA multiple basis [2][3]

2

Uniquely well-capitalized pure-play Permian mid-cap Company

- Well capitalized business with less than 0.5x Net Debt / NTM EBITDA at Close [4]
- Permian peers on average are levered ~1.8x Net Debt / LQA EBITDA [2][3] with interest expenses significantly hindering peer returns and margins
- Disparate assets in non-core basins are burdening management focus and operating margins of Permian Basin mid-cap peers

3

Differentiated growth and return profile relative to E&P peers

- Projected two year production CAGR in excess of 85% [5]
- Projected 2020E to 2021E EBITDA growth rate of over 130% [5]
- Average single well IRR and DROI of ~75% and ~2.3x across operated locations, respectively

4

Highly aligned management team and sponsor with substantial new money equity contribution and pro forma ownership

- Sponsor to contribute ~$180 MM in cash and ~$715 MM in assets to the pro forma business
- Sponsor pro forma ownership of approximately 70% provides unique alignment [4]
- Management incentives structure promotes long-term value creation (compensation driven by equity performance incentives)

5

Uniquely contiguous position in Howard County with exceptional ability to grow black oil rate with peer-leading margins

- HighPeak is projected to produce ~80% oil, relative to peer average of ~64% [3]
- Industry-leading all-in-cost and full cycle economics
  - Projected margins of ~$35 / Boe, versus peer average of ~$26 / Boe – allows for rapid, capital efficient growth [2][3]

NOTE: Cash flow, NAV and single well return statistics assume $55.00 / Bbl (oil) and $2.50 / MMBtu (gas).
(1) Represents EBITDA from the period of 05/01/20 through 04/30/21.
(2) Source: CapitalIQ and Q3 2019 public filings.
(3) Permian peers include CPE, CXO, FANG, JAG, PE, PXD, QEP and SM.
(4) Reflects illustrative maximum redemption case which assumes proceeds of $300 MM from a combination of existing Pure stockholders and Class A Common Stock issued in PIPE. Combined proceeds could be significantly higher than $300 MM as existing Pure stockholders currently own 35,616,199 shares, representing $371 MM in Pure's trust account. HighPeak is seeking to raise up to $300 MM in a PIPE which, with no redemptions and a full capital raise, would result in combined equity proceeds of $671 MM, and Sponsor ownership of ~55%.
(5) Assumes an average of 3 operated rigs in 2020, ramping to 4 rigs in Q1 2021+. See slide 14 for details regarding our projections and related assumptions.

Financial Appendix

Transaction Overview

HIGHPEAK ENERGY

- Certain entities controlled by the Sponsor, Pure and HighPeak entered into a definitive agreement to acquire Grenadier Energy Partners II ("Grenadier"), a pure-play northern Midland Basin E&P Company for cash, equity and warrants
- Post-closing, the Sponsor is expected to be the largest stockholder of HighPeak, with approximately 70% ownership [1]
- Pro forma for the contemplated transaction, the combination values HighPeak's assets at ~3.7x TEV/NTM EBITDA at Closing [2] and ~2.3x TEV/2021E EBITDA [3], representing an enterprise valuation of ~$1,650 MM at $10.00 per share
- To fund working capital and a portion of the purchase price related to the combination, HighPeak is seeking to raise up to $300 MM in the form of a private placement of the shares of Pure's Class A Common Stock (the "PIPE")
- Anticipate closing of the transaction in May 2020

Sources of Funds		($MM)	(%)
Sponsor Contributed Assets	$	712	43.1%
Grenadier Contributed Assets		150	9.1%
Sponsor Contributed Cash		180	10.9%
Cash from Issued Equity[1][4]		300	18.2%
Borrowing Base Drawn at Close		205	12.4%
Founders Shares		104	6.3%
Total Sources of Funds	**$**	**1,650**	**100.0%**

Uses of Funds		$MM	(%)
Rollover Equity to Sponsor	$	712	43.1%
Rollover Equity to Grenadier		150	9.1%
Grenadier Cash Purchase Price[5]		465	28.2%
Net Expenditures Through Closing[6]		180	10.9%
Founders Shares		104	6.3%
Transaction Fees & Expenses		40	2.4%
Total Uses of Funds	**$**	**1,650**	**100.0%**

Post Transaction Ownership (Estimated) *Assuming $10/Share*	Shares	%
Public & PIPE Shares	30.0	20.8%
Sponsor Shares	89.2	61.7%
Grenadier Shares	15.0	10.4%
Founders Shares	10.4	7.2%
Total Shares Outstanding	**144.5**	**100.0%**

Pro Forma Valuation *Units in millions, except per share values*		
Illustrative Share Price	$	10.00
Fully Diluted Shares O/S		144.5
Equity Value	**$**	**1,445.0**
(+) Net Debt		205.0
(=) Total Enterprise Value	**$**	**1,650.0**

Total Enterprise Value /			
NTM EBITDA at Close	**$**	**443**	**3.7x**
2021E EBITDA	**$**	**711**	**2.3x**

(1) Reflects illustrative maximum redemption case of $300 MM from a combination of existing Pure stockholders, PIPE shares and $205 MM revolver draw. Revolver draw may be lower or not required at all depending on redemptions/PIPE raised.

(2) Represents EBITDA from the period of 05/01/20 through 04/30/21.

(3) Assumes $55.00 / Bbl (oil) and $2.50 / MMBtu (gas). Assumes an average of 3 operated rigs in 2020, ramping to 4 rigs in Q1 2021. See slide 14 for details regarding our projections and related assumptions.

(4) Assumes (a) closing by May 21, 2020, (b) RBL borrowing base of $400 MM and (c) proceeds of $300 MM from a combination of existing Pure stockholders and Class A Common Stock issued in PIPE. No redemption case includes $371 MM currently in Pure's trust account as of February 20, 2020 and $300 MM PIPE. Actual amount in trust to be adjusted for interest income prior to close.

(5) Grenadier cash purchase price gross of $76.5 of prior payments and net of $150 MM of equity consideration. Adjustments to Grenadier cash price related to working capital included in "Net Expenditures through Closing".

(6) Reflects Grenadier net expenditures from 06/01/19 through Closing (purchase price adjustment) and HighPeak funded net expenditures from 08/01/19 through Closing and $15 MM of extension payments to Grenadier. See slide 14 for details regarding our projections and related assumptions.

Summary of Mid-Year 2020 Resource [1]

Key Statistics: Resource

- PD Reserves ~44 MMBoe
- Unproved Resource ~463 MMBoe
- Total Resource ~507 MMBoe

Key Statistics: PV-10 [2]

- PD Reserves ~$782 MM
- Unproved Resource ~$4,016 MM
- Total Resource ~$4,798 MM

Locator Map



Borden
Howard

HighPeak Resource Summary (As of 05/01/20)

Category	Net Resource				PD PV-10 + DEV PV-10 [3]		
	Oil (MMBbl)	Gas (Bcf)	NGL (MMBbl)	Total (MMBoe)	$50 / Bbl ($ MM)	$55 / Bbl ($ MM)	$60 / Bbl ($ MM)
PDP	25	19	5	33	$ 544	$ 609	$ 675
PDNP	8	6	1	11	150	172	195
Total PD	**33**	**25**	**6**	**44**	**$ 694**	**$ 782**	**$ 870**
Lower Spraberry	168	132	30	220	$ 1,265	$ 1,555	$ 1,844
Wolfcamp A	179	161	37	243	2,056	2,461	2,867
Total Undeveloped	**348**	**293**	**67**	**463**	**$ 3,320**	**$ 4,016**	**$ 4,712**
Total Resource	**381**	**318**	**73**	**507**	**$ 4,014**	**$ 4,798**	**$ 5,581**

Net Resource by Commodity



14%
11%
~507 MMBoe
75%
Oil Gas NGL

Net Resource by Bench



9%
48%
~507 MMBoe
43%
PD LSBY WCA

PV-10 by Bench [2]



16%
51%
~$4.8 Billion
33%
PD LSBY WCA

(1) Reserves per HighPeak's internal estimates as of 05/01/20; Assumes ramp up to 4 rigs by Q1 2021; Reserves based on HighPeak's year end 2019 CGA reserve report rolled forward to 05/01/20 and adjusted for HighPeak's internal spacing, type curves and commercial assumptions.
(2) Assumes $55.00 / Bbl (oil) and $2.50 / MMBtu (gas)
(3) Assumes $2.50 / MMBtu (gas) in all cases.

Illustrative Transaction Timeline

Date [1]	Event
November 2019	▪ Business Combination Transaction Agreed ▪ Business Combination Transaction Announced ▪ Business Combination Proxy Filed with the SEC
April 2020	▪ Set Record Date for Stockholder Vote
April 2020	▪ Mail Final Proxy Materials to Stockholder
April 2020	▪ Hold Stockholder Vote
May 2020	▪ Close Transaction

(1) Assumes 1 additional round of comments from the Securities and Exchange Commission.

Appendix

Key Results: Primary Targets (1)(2)

	Well Name	Operator	LL (ft)	First Prod	Peak Rate (Boe/d)	Peak Rate (Bo/d)	EUR (MBoe)	EUR (MBo)
LSBY	1 ALLAR 19A 30 1LS	HANNATHON	7,580	17 Aug	1,497	1,416	638	594
LSBY	2 MDRN FLANAGAN 13 24 1LS	HANNATHON	7,733	18 Apr	1,186	1,126	678	580
LSBY	3 **MARCHBANKS PARTEE**	**HIGHPEAK**	**9,960**	**19-Dec**	**Shut-in for Sim Ops**			
LSBY	4 **MORGAN-NEAL 2 39-26 1LS**	**HIGHPEAK**	**10,482**	**19-Apr**	**1,112**	**1,000**	**536**	**409**
LSBY	5 **MORGAN-NEAL 39-26 2LS**	**HIGHPEAK**	**10,482**	**19-Apr**	**626**	**587**	**618**	**511**
LSBY	6 **OLDHAM TRUST 3875LS**	**HIGHPEAK**	**10,413**	**19-Jul**	**1,031**	**958**	**1,058**	**985**
LSBY	7 **OLDHAM TRUST 4058LS**	**HIGHPEAK**	**10,482**	**18-Jun**	**1,126**	**1,047**	**846**	**712**
LSBY	8 TALBOT A 1SH	LEGACY	7,704	16 Feb	1,151	1,044	1,211	815
LSBY	9 TALBOT C 3SH	LEGACY	7,486	16 Mar	1,554	1,415	1,142	637
LSBY	10 SUNDOWN 4524LS	SM	10,352	17 Oct	926	861	1,458	1,240
LSBY	11 HAMLIN UNIT 19 30 1H	SURGE	7,012	14 Oct	1,646	1,455	779	644
LSBY	12 HAMLIN UNIT 20 29 2SH	SURGE	6,108	17 Feb	1,406	1,231	719	460
WCA	13 GARRETT REED UT 37 48 1AH	CALLON	6,967	17 Nov	1,630	1,453	751	554
WCA	14 SPA 1AH	CROWNQUEST	10,450	19 Aug	2,310	2,024	1,460	1,172
WCA	15 GRIFFIN 46 1H	CROCKETT	9,301	19 Jun	721	678	735	634
WCA	16 GRIFFIN 46 2H	CROCKETT	9,838	19 Jun	798	738	884	763
WCA	17 CONROE 15 22 UNIT 1WA	HANNATHON	7,778	17 Dec	1,333	1,266	1,087	891
WCA	18 **CHEVRON 3-38 WC UNIT 1H**	**HIGHPEAK**	**9,763**	**18-Jul**	**889**	**793**	**703**	**550**
WCA	19 **COLE 36-37 A UNIT A2H**	**HIGHPEAK**	**10,357**	**19-Oct**	**Pumping off PW – IP is expected in May**			
WCA	20 **HYDEN 47-38 WA 1H**	**HIGHPEAK**	**9,366**	**17-Aug**	**1,775**	**1,649**	**890**	**696**
WCA	21 **JASMINE UNIT 1H**	**HIGHPEAK**	**9,988**	**18-Oct**	**724**	**669**	**1,080**	**940**
WCA	22 **JASMINE UNIT A 1H**	**HIGHPEAK**	**9,990**	**19-Aug**	**938**	**886**	**907**	**850**
WCA	23 **MORGAN-NEAL 2 39-26 1WA**	**HIGHPEAK**	**10,483**	**19-Mar**	**915**	**863**	**795**	**694**
WCA	24 **MORGAN-NEAL 2 39-26 2WA**	**HIGHPEAK**	**10,483**	**19-Mar**	**910**	**830**	**670**	**579**
WCA	25 **MORGAN-NEAL 39-26 3WA**	**HIGHPEAK**	**10,482**	**19-Apr**	**1,060**	**1,002**	**867**	**759**
WCA	26 **OLDHAM TRUST 3871WA**	**HIGHPEAK**	**10,482**	**18-May**	**1,036**	**960**	**1,230**	**1,068**
WCA	27 **OLDHAM TRUST 3876WA**	**HIGHPEAK**	**10,380**	**19-Jul**	**977**	**921**	**846**	**772**
WCA	28 **OLDHAM TRUST 4051WA**	**HIGHPEAK**	**10,426**	**17-Oct**	**1,222**	**1,127**	**1,051**	**776**
WCA	29 **WRIGHT 39-46 2WA 1**	**HIGHPEAK**	**7,233**	**19-Dec**	**1,781**	**1,641**	**984**	**813**
WCA	30 **WRIGHT 39-46 3WA 1**	**HIGHPEAK**	**7,235**	**19-Dec**	**1,694**	**1,573**	**958**	**800**
WCA	31 PHILLIPS 5A 1HK	OVINTIV	9,645	17 Aug	880	807	831	710
WCA	32 SHIELDS UNIT 3106WA	OXY	9,951	17 Nov	985	907	1,070	934
WCA	33 BIG DADDY A 1844WA	SM	9,331	18 Feb	1,450	1,327	1,407	1,196
WCA	34 COUGAR A 0343WA	SM	12,973	18 May	1,016	935	1,144	968
WCA	35 EL GUAPO 2 47 A 5WA	SM	6,508	16 Apr	933	845	841	745
WCA	36 FEZZIK A 2443WA	SM	10,307	18 Jan	1,894	1,756	1,484	1,231
WCA	37 FEZZIK A 2444WA	SM	10,330	18 Jan	1,684	1,477	1,609	1,316
WCA	38 VENKMAN 26 35 B 1WA	SM	7,699	16 Dec	1,985	1,796	1,191	903
WCA	39 VIPER 14 09 1WA	SM	10,422	17 Apr	1,262	1,154	1,283	1,096
WCA	40 WILLIE SCOTT A 0844WA	SM	14,978	18 Oct	1,183	1,024	1,006	804
WCA	41 CLARK UNIT A 24 13 4AH	SURGE	7,081	17 Aug	1,644	1,457	1,037	748



HighPeak Acreage
Lower Spraberry
Wolfcamp A
WCA / LSBY
WCA
Morgan Neal Pad

HighPeak Op. Pad	LL (ft)	Wells / Bench	Status	HighPeak Op. Pad	LL (ft)	Wells / Bench	Status
A BIGBY 17-29 B UN	12,500	2 WCA / 2 LSBY	Frac'ing	F OLD. TRU 38-27 C UN	10,500	2 WCA / 2 LSBY	Drillout
B Box 42-55 UN	10,050	1 WCA / 1 LSBY	Frac'ing	G ROBINSON UN	10,000	1 WCA / 1 LSBY	Flowing Back
C CHEVRON 3-56 UN B	10,000	1 WCA / 1 LSBY	Drillout	H Walker DRRC 30-50 W	10,000	1 WCA / 1 LSBY	Drilling
D ODANIEL 28-37 A UN	10,000	2 WCA	Drillout	I WHITE 19-26 A UN	10,000	1 WCA	Drilling
E ODANIEL 3-10 A UN	10,000	1 WCA	Flowing Back	J WHITE 19-26 B UN	10,000	1 WCA / 1 LSBY	Drilling
E ODANIEL 46-30 B UN	12,500	1 WCA / 1 LSBY	Flowing Back	K WILL ED 17-29 A UN	12,500	1 WCA / 1 LSBY	DUC

(1) Peak rate & EUR are normalized to 10,000' completed lateral length.
(2) Estimates for HighPeak EURs are from Cawley Gillespie year end 2019 report. Effective date of January 1, 2020. Estimates for other wells are internal estimates.

Key Results: Upside Targets (1)

Key Points

- Outside of the primary targets HighPeak is developing, the Wolfcamp A and Lower Spraberry, there is significant unquantified upside across the position from proven economic horizons, including the Middle Spraberry, Jo Mill, Dean, Wolfcamp B, Wolfcamp C and Wolfcamp D
- Operators continue to push core play fairways of upside targets East towards HighPeak's position
- Select operators are co-developing the Middle Spraberry, Jo Mill, and Dean with their Wolfcamp A and Lower Spraberry pads (ex. Birch's Mike the Tiger and Aggie the Bulldog and OXY's Santana)

	#	Well Name	Operator	LL (ft)	First Prod	Peak Rate (Boe/d)	Peak Rate (Bo/d)
MS	1	ADAMS NS 43-6-01 601H	DIAMONDBACK	8,822	Sep-17	1,273	1,180
	2	BEACH A 1WH	LEGACY	10,000	NA	Waiting on Completion	
	3	GINGER 22-27 1MS	SABALO	9,660	Feb-19	812	793
	4	MCFLY A 0605MS	SM	10,113	Oct-18	1,003	866
	5	OLD TOM UNIT B 21-28 8MH	SURGE	9,067	Jan-19	608	545
JM	6	GASKINS SN 6-43-03 803H	DIAMONDBACK	6,572	Aug-17	1,310	1,167
	7	DENTON H 'D' 4SH	LEGACY	9,348	Jul-15	1,124	1,018
	8	FULLER F 6SH	LEGACY	9,636	Sep-17	1,348	1,222
	9	SANTANA 2916-18SA (2 Wells)	OXY	12,500	NA	Currently Drilling	
Dean	10	AGGIE THE BULLDOG 39-46 I - 6DN	BIRCH	10,689	Sep-19	2,045	1,883
	11	AGGIE THE BULLDOG 39-46 E - 2DN	BIRCH	10,472	Jul-19	1,912	1,757
	12	WINTERFELL 45D - 2HJ	OVINTIV	6,101	Aug-19	2,017	1,800
	13	SANTANA 2430-38 (4 Wells)	OXY	12,500	NA	Currently Drilling	
WCB	14	EASTLAND 15 2WH	APACHE	4,352	Nov-14	1,499	1,349
	15	MUSGROVE MILLER 0904 2HM	APACHE	9,787	Jul-18	1,329	1,273
	16	BRKN ARROW 55-54 H 4W	BAYSWATER	8,430	Oct-18	1,140	1,038
	17	FAR COUNTRY 12-13-24 H 4W	BAYSWATER	11,656	Nov-19	NA	NA
	18	FIRECREEK 54-1-12 H 1W	BAYSWATER	8,298	Oct-18	1,300	1,121
	19	HOBBS MR 11-14 H 1W	BAYSWATER	7,736	Sep-19	1,131	1,019
	20	MORTAL STORM 12-13-24 H 1W	BAYSWATER	10,277	Nov-19	NA	NA
	21	VERTIGO 6-7 H 4W	BAYSWATER	9,832	Dec-18	1,010	935
	22	GUITAR GALUSHA 4AA	CROWNQUEST	7,689	Apr-18	1,488	1,362
	23	MUHLY B 1612 3AA	CROWNQUEST	7,623	Oct-17	785	737
	24	MORGAN RANCH 38-47 UNIT 1WB	HANNATHON	7,727	May-17	923	811
	25	MAVERICK 1WB	SM	10,412	Sep-17	1,617	1,428
	26	SUNDOWN 4566WB	SM	10,336	Oct-17	1,389	1,294
	27	TACKLEBERRY 43-42 A 2WB	SM	7,885	Nov-16	2,099	1,720
WCD	28	BANDOLERO 5-8 H 1W	BAYSWATER	9,340	Jan-20	NA	NA
	29	JACUZZI 1HD	CROWNQUEST	10,258	Sep-19	1,187	1,017
	30	MORGAN CHEVRON 46-39 A UNIT 1H	HANNATHON	10,360	Oct-19	1,025	880


High Peak Acreage
Middle Spraberry
Jo Mill
Dean
Wolfcamp B
Wolfcamp D

(1) Peak rates are normalized to 10,000' completed lateral length.

Extensive Access to Well Data

Key Points

- Active drilling programs on HighPeak acreage has provided an extensive well data set
  - Access to daily production
  - Access to drilling & completion designs
  - Access to well costs

HighPeak Wells by Bench			
Bench	Operated	Non-Op	Total [1]
Lower Spraberry	16	19	35
Wolfcamp A	27	50	77
Wolfcamp B	1	9	10
Other	-	4	4
Total	44	82	126


Legend
HighPeak Acreage
Middle Spraberry
Lower Spraberry
Wolfcamp A
Wolfcamp B
Wolfcamp D

(1) Includes 16 operated and 8 nonop wells in progress as of 12/31/19.

Financial Projections – Alternate Case

Assumes $60.00 / Bbl (oil) & $2.50 / MMBtu (gas)

HIGHPEAK ENERGY

Key Points

- Commodity Prices:
  - Crude Oil: $60.00 / Bbl
  - Natural Gas: $2.50 / MMBtu
  - NGLs: 36% of WTI
- Development Pace & Methodology:
  - Assumes an average of 3 operated rigs in 2020, ramping to 4 rigs in Q1 2021+
  - Assumes initial program focused on capital-efficient development of the WCA and LSBY
- Assumes drilling, completion and facilities costs of $6.5 MM for a 10,000' well
- Forecast includes impact of recent acquisition of Grenadier, with an effective date of 6/1/19
- Assumes $20 million of G&A in 2020+
- Cash Flow Statistics:
  - EBITDA (NTM at Close): $491 MM
  - EBITDA (2021E): $785 MM
- Business plan expected to turn free cash flow positive in Q4 2020 (1)

HighPeak Financial Projections

	2020	2021	2022
Average Operated Rigs	3	4	4
Gross Operated Wells Drilled	71	92	96
Net Operated Wells Drilled	65	86	81
Average Lateral Length (Ft)	*10,385'*	*10,754'*	*10,771'*
Benchmark Price ($ / Bbl)	$ 60.00	$ 60.00	$ 60.00
Benchmark Price ($ / MMBtu)	$ 2.50	$ 2.50	$ 2.50
Net Production, Crude Oil (MMBbl)	6.9	15.1	20.4
Net Production, Natural Gas (Bcf)	4.0	10.3	15.3
Net Production, Natural Gas Liquids (MMBbl)	1.0	2.4	3.5
Net Production, Total (MMBoe)	8.5	19.2	26.4
Average Rate (MBoe/d)	***23.3***	***52.5***	***72.4***
Annual Growth Rate (%)	**-**	***125%***	***38%***
Revenue, Crude Oil	$ 402	$ 882	$ 1,191
Revenue, Natural Gas	4	14	22
Revenue, Natural Gas Liquids	21	51	76
Revenue, Total	**$ 427**	**$ 947**	**$ 1,288**
Operating Expenses, LOE	$ 39	$ 74	$ 98
Operating Expenses, Production Taxes	30	68	93
Operating Expenses, General & Administrative	20	20	20
Operating Expenses, Total	**$ 89**	**$ 162**	**$ 211**
EBITDA	**$ 337**	**$ 785**	**$ 1,077**
LQA EBITDA (Q4)	***$ 535***	***$ 939***	***$ 1,165***
Capital Expenditures, D&C	$ 476	$ 591	$ 558
Capital Expenditures, Infrastructure	25	14	27
Capital Expenditures, Total	**$ 501**	**$ 605**	**$ 585**
Unlevered Free Cash Flow	**$ (163)**	**$ 180**	**$ 493**

(1) Unlevered outspend is expected to be $108 MM for the eight month period ending December 31, 2020.

Financial Projections – Alternate Case

Assumes $50.00 / Bbl (oil) & $2.50 / MMBtu (gas)

HIGHPEAK ENERGY

Key Points

- Commodity Prices:
  - Crude Oil: $50.00 / Bbl
  - Natural Gas: $2.50 / MMBtu
  - NGLs: 36% of WTI
- Development Pace & Methodology:
  - Assumes an average of 3 operated rigs in 2020, ramping to 4 rigs in Q1 2021+
  - Assumes initial program focused on capital-efficient development of the WCA and LSBY
- Assumes drilling, completion and facilities costs of $6.5 MM for a 10,000' well
- Forecast includes impact of recent acquisition of Grenadier, with an effective date of 6/1/19
- Assumes $20 million of G&A in 2020+
- Cash Flow Statistics:
  - EBITDA (NTM at Close): $396 MM
  - EBITDA (2021E): $637 MM
- Business plan expected to turn free cash flow positive in Q3 2021 (1)

HighPeak Financial Projections

	2020	2021	2022
Average Operated Rigs	3	4	4
Gross Operated Wells Drilled	71	92	96
Net Operated Wells Drilled	65	86	81
Average Lateral Length (Ft)	*10,385'*	*10,754'*	*10,771'*
Benchmark Price ($ / Bbl)	$ 50.00	$ 50.00	$ 50.00
Benchmark Price ($ / MMBtu)	$ 2.50	$ 2.50	$ 2.50
Net Production, Crude Oil (MMBbl)	6.9	15.1	20.4
Net Production, Natural Gas (Bcf)	4.0	10.3	15.3
Net Production, Natural Gas Liquids (MMBbl)	1.0	2.4	3.5
Net Production, Total (MMBoe)	8.5	19.2	26.4
Average Rate (MBoe/d)	***23.3***	***52.5***	***72.4***
Annual Growth Rate (%)	***-***	***125%***	***38%***
Revenue, Crude Oil	$ 333	$ 731	$ 987
Revenue, Natural Gas	4	14	22
Revenue, Natural Gas Liquids	18	43	63
Revenue, Total	**$ 355**	**$ 788**	**$ 1,072**
Operating Expenses, LOE	$ 39	$ 74	$ 98
Operating Expenses, Production Taxes	25	57	77
Operating Expenses, General & Administrative	20	20	20
Operating Expenses, Total	**$ 84**	**$ 150**	**$ 196**
EBITDA	**$ 270**	**$ 637**	**$ 876**
LQA EBITDA (Q4)	***$ 432***	***$ 763***	***$ 949***
Capital Expenditures, D&C	$ 476	$ 591	$ 558
Capital Expenditures, Infrastructure	25	14	27
Capital Expenditures, Total	**$ 501**	**$ 605**	**$ 585**
Unlevered Free Cash Flow	**$ (231)**	**$ 32**	**$ 292**

(1) Unlevered outspend is expected to be $161 MM for the eight month period ending December 31, 2020.

CGA Year-End 2019 Proved Reserves [1]

HIGHPEAK ENERGY

CGA Year-End 2019 Proved Reserves [1]

	Net Proved Reserves						
Reserve Category	Oil (MMBbl)	Gas (Bcf)	NGL (MMBbl)	Total (MMBoe)	% of Total	% Liquids	PV-10 ($MM)
Proved Developed Producing (PDP)	12	10	3	16	20%	90%	$ 280
Proved Developed Non-Producing (PDNP)	7	4	1	8	11%	92%	131
Total Proved Developed Reserves	**19**	**14**	**3**	**25**	**31%**	**90%**	**$ 411**
Proved Undeveloped (PUD)	42	32	7	55	69%	90%	495
Total Proved Reserves	**61**	**46**	**11**	**79**	**100%**	**90%**	**$ 906**

Net Reserves by Commodity



13%
10%
~79
MMBoe
77%
Oil
Gas
NGLs

Net Reserves by Category



20%
~79
MMBoe
11%
69%
PDP
PDNP
PUD

PV-10 by Category



31%
~$906M
illion
55%
14%
PDP
PDNP
PUD

(1) Reserves per HighPeak's year-end 2019 third party reserve report prepared by Cawley Gillespie & Associates ("CGA"); Assumes effective date of January 1, 2020; Assumes SEC pricing of $55.69 / Bbl (crude oil) and $2.58 / MMBtu (natural gas).